UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2005

Vitran Corporation Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ontario	000-26256	000000000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

185 The West Mall , Suite 701, Toronto, Ontario		M9C 5L5
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-596-7664

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective September 14th, 2005 the Compensation Committee (the "Committee") of the Board of Directors of Vitran Corporation, Inc. (the "Company") approved:

The Deferred Share Unit Plan (the "Plan") for Directors of Vitran Corporation Inc. The Plan is attached hereto as Exhibit 10.2 and incorporated by reference into this Item 1.01. The following description of the Plan is qualified in its entirety by reference to the form of Deferred Share Unit Plan for Directors of Vitran Corporation Inc as attached hereto:
The Plan permits the Committee to grant deferred share units to eligible directors at the end of each fiscal quarter of the Company. Redemption of share units is made to participants in the form of a lump sum cash payment in the event of retirement or death.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitran Corporation Inc.

September 14, 2005	By:	Sean P. Washchuk

Name: Sean P. Washchuk
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.2	Deferred Share Unit Plan for Directors of Vitran Corporation Inc